                              INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT, dated as of July 2, 1997 (this "Agreement"), is by and between Archibald Candy Corporation, an Illinois corporation (the "Company"), and Michael A. Perrino ("Indemnitee").

                                      WITNESSETH

          WHEREAS, highly competent persons are becoming more reluctant to serve as directors, executive officers or in other capacities of corporations that have publicly-held equity or debt unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

          WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, the shareholders of the Company have adopted the Amended and Restated By-laws of the Company (as amended, the "By-laws") providing for the indemnification of the directors, officers, agents and employees of the Company to the fullest extent permitted by the Illinois Business Corporation Act (as amended, the "Act"). The By-laws and the Act specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and the members of its Board of Directors and its executive officers with respect to indemnification of such directors and executive officers; and

          WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer of the Company, as the case may be; and

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          SECTION 1.     Service by Indemnitee.

          Indemnitee agrees to serve as director of the Company and/or executive officer of the Company if so designated by the Company and appointed by the Board of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

          SECTION 2.     Indemnification.

          The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Amended and Restated Articles of Incorporation of the Company (as amended, the "Charter"), the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of an Illinois corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of
(a) the proposed offering by the Company of $100,000,000 of its Senior Secured Notes due 2004 (the "Notes") pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company's subsequent filing with the Securities and Exchange Commission (the "SEC") of a registration statement relating to an exchange offer for the Notes under the Securities Act and (c) any other public offerings of securities by the Company, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

          SECTION 3. Action or Proceeding Other Than an Action by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity (a "Related Company") or by reason of anything done or not done by him in any such capacity.

Pursuant to this Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized or contemplated by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 4.     Actions by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any Related Company by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Exchange Act or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 5. Indemnification for Costs, Charges and Expenses of Successful Party.

          Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

          SECTION 6.     Partial Indemnification.

          If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or Section 4, and as a result is not entitled under Section 5 to indemnification by the Company for the total amount of reasonable Damages actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5, to the extent Indemnitee has been partially successful.

          SECTION 7.     Determination of Entitlement to Indemnification.

          Upon written request by Indemnitee for indemnification pursuant to
Section 3 or Section 4 , the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the shareholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by an Illinois state court judge of the Circuit Court of Cook County, Chancery Division, or such other person as such judge shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

          SECTION 8.     Presumptions and Effect of Certain Proceedings.

          The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or Section 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

          SECTION 9.     Advancement of Expenses and Costs.

          All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding or investigation (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by the Company in advance of the final disposition of such action, suit, proceeding or investigation at the request of Indemnitee within twenty (20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Company's obligation to provide an Expense Advance is subject to the following conditions: (a) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of, or in any other capacity on behalf of, the Company or any Related Company, then the Indemnitee or his representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (b) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (c) Indemnitee shall furnish, upon request by the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

          SECTION 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

          In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to
Section 7 or 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Illinois or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Company shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or 8 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

          SECTION 11.    Other Rights to Indemnification.

          The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or the Charter, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

          SECTION 12.    Counsel Fees and Other Expenses to Enforce Agreement.

          In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him. Indemnitee shall be entitled to select his own counsel; provided, however, that the Company may elect to hire a counsel to represent Indemnitee together with other similarly situated individuals, but only if such joint representation does not, in the reasonable discretion of Indemnitee, create any conflict of interest.

          SECTION 13.    Duration of Agreement.

          This Agreement shall continue until and terminate upon the later of
(a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 1, 3 or 4 or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

          SECTION 14.    Severability.

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          SECTION 15.    Identical Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          SECTION 16.    Headings; Section References.

          The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. Unless otherwise specified herein, each reference herein to a Section shall be deemed a reference to a Section of this Agreement.

          SECTION 17.    Definitions.

          For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          SECTION 18.    Modification and Waiver.

          No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 19.    Mutual Acknowledgment.

          The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          SECTION 20.    Notice by Indemnitee.

          Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

          SECTION 21.    Notices.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if
(a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  to Indemnitee:

               Michael A. Perrino
               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607

          (b)  to the Company:

               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

          SECTION 22.    Other Agreements.

          This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Company and Indemnitee.

          SECTION 23.    Governing Law.

          The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

                               [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

                              ARCHIBALD CANDY CORPORATION


                              By: /s/ Ted A. Shepherd
                                 ---------------------------------------------
                              Name:  Ted A. Shepherd
                                   -------------------------------------------
                              Title:  President and Chief Operating Officer
                                    ------------------------------------------


                              INDEMNITEE:

                              By: /s/ Michael A. Perrino
                                 ---------------------------------------------
                              Name: Michael A. Perrino
                                   -------------------------------------------

                            INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT, dated as of July 2, 1997 (this "Agreement"), is by and between Archibald Candy Corporation, an Illinois corporation (the "Company"), and Alan W. Petrik ("Indemnitee").

                                   WITNESSETH

          WHEREAS, highly competent persons are becoming more reluctant to serve as directors, executive officers or in other capacities of corporations that have publicly-held equity or debt unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

          WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, the shareholders of the Company have adopted the Amended and Restated By-laws of the Company (as amended, the "By-laws") providing for the indemnification of the directors, officers, agents and employees of the Company to the fullest extent permitted by the Illinois Business Corporation Act (as amended, the "Act"). The By-laws and the Act specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and the members of its Board of Directors and its executive officers with respect to indemnification of such directors and executive officers; and

          WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer of the Company, as the case may be; and

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          SECTION 1. Service by Indemnitee.

          Indemnitee agrees to serve as director of the Company and/or executive officer of the Company if so designated by the Company and appointed by the Board of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

          SECTION 2. Indemnification.

          The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Amended and Restated Articles of Incorporation of the Company (as amended, the "Charter"), the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of an Illinois corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of (a) the proposed offering by the Company of $100,000,000 of its Senior Secured Notes due 2004 (the "Notes") pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company's subsequent filing with the Securities and Exchange Commission (the "SEC") of a registration statement relating to an exchange offer for the Notes under the Securities Act and (c) any other public offerings of securities by the Company, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

          SECTION 3. Action or Proceeding Other Than an Action by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity (a "Related Company") or by reason of anything done or not done by him in any such capacity. Pursuant to this

Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized or contemplated by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 4. Actions by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any Related Company by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of
Section 16(b) of the Exchange Act or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 5. Indemnification for Costs, Charges and Expenses of Successful Party.

          Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

          SECTION 6. Partial Indemnification.

          If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or Section 4, and as a result is not entitled under Section 5 to indemnification by the Company for the total amount of reasonable Damages actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5, to the extent Indemnitee has been partially successful.

          SECTION 7. Determination of Entitlement to Indemnification.

          Upon written request by Indemnitee for indemnification pursuant to
Section 3 or Section 4 , the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the shareholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by an Illinois state court judge of the Circuit Court of Cook County, Chancery Division, or such other person as such judge shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

          SECTION 8. Presumptions and Effect of Certain Proceedings.

          The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or
Section 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

          SECTION 9. Advancement of Expenses and Costs.

          All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding or investigation (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by the Company in advance of the final disposition of such action, suit, proceeding or investigation at the request of Indemnitee within twenty
(20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Company's obligation to provide an Expense Advance is subject to the following conditions: (a) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of, or in any other capacity on behalf of, the Company or any Related Company, then the Indemnitee or his representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (b) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (c) Indemnitee shall furnish, upon request by the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

          SECTION 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

          In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 7 or 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Illinois or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Company shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of
Section 7 or 8 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

          SECTION 11.    Other Rights to Indemnification.

          The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or the Charter, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

          SECTION 12.    Counsel Fees and Other Expenses to Enforce Agreement.

          In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him. Indemnitee shall be entitled to select his own counsel; provided, however, that the Company may elect to hire a counsel to represent Indemnitee together with other similarly situated individuals, but only if such joint representation does not, in the reasonable discretion of Indemnitee, create any conflict of interest.

          SECTION 13.    Duration of Agreement.

          This Agreement shall continue until and terminate upon the later of
(a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 1, 3 or 4 or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

          SECTION 14.    Severability.

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          SECTION 15.    Identical Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          SECTION 16.    Headings; Section References.

          The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. Unless otherwise specified herein, each reference herein to a Section shall be deemed a reference to a Section of this Agreement.

          SECTION 17.    Definitions.

          For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          SECTION 18.    Modification and Waiver.

          No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 19.    Mutual Acknowledgment.

          The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          SECTION 20.    Notice by Indemnitee.

          Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

          SECTION 21.    Notices.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  to Indemnitee:

               Alan W. Petrik
               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607

          (b)  to the Company:

               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

          SECTION 22.    Other Agreements.

          This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Company and Indemnitee.

          SECTION 23.    Governing Law.

          The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


                                       ARCHIBALD CANDY CORPORATION


                                       By: /s/ Ted A. Shepherd
                                           -------------------------------

                                       Name: Ted A. Shepherd
                                             -----------------------------

                                       Title: President and Chief Operating
                                              Officer
                                              ----------------------------


                                       INDEMNITEE:

                                       By: /s/ Alan W. Petrik
                                           -------------------------------

                                       Name: Alan W. Petrik
                                             -----------------------------

                            INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT, dated as of July 2, 1997 (this "Agreement"), is by and between Archibald Candy Corporation, an Illinois corporation (the "Company"), and Ricky L. Lelli ("Indemnitee").

                                   WITNESSETH

          WHEREAS, highly competent persons are becoming more reluctant to serve as directors, executive officers or in other capacities of corporations that have publicly-held equity or debt unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

          WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, the shareholders of the Company have adopted the Amended and Restated By-laws of the Company (as amended, the "By-laws") providing for the indemnification of the directors, officers, agents and employees of the Company to the fullest extent permitted by the Illinois Business Corporation Act (as amended, the "Act"). The By-laws and the Act specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and the members of its Board of Directors and its executive officers with respect to indemnification of such directors and executive officers; and

          WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer of the Company, as the case may be; and

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          SECTION 1. Service by Indemnitee.

          Indemnitee agrees to serve as director of the Company and/or executive officer of the Company if so designated by the Company and appointed by the Board of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

          SECTION 2. Indemnification.

          The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Amended and Restated Articles of Incorporation of the Company (as amended, the "Charter"), the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of an Illinois corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of (a) the proposed offering by the Company of $100,000,000 of its Senior Secured Notes due 2004 (the "Notes") pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company's subsequent filing with the Securities and Exchange Commission (the "SEC") of a registration statement relating to an exchange offer for the Notes under the Securities Act and (c) any other public offerings of securities by the Company, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

          SECTION 3. Action or Proceeding Other Than an Action by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity (a "Related Company") or by reason of anything done or not done by him in any such capacity. Pursuant to this

Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized or contemplated by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 4. Actions by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any Related Company by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of
Section 16(b) of the Exchange Act or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 5. Indemnification for Costs, Charges and Expenses of Successful Party.

          Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

          SECTION 6. Partial Indemnification.

          If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or Section 4, and as a result is not entitled under Section 5 to indemnification by the Company for the total amount of reasonable Damages actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5, to the extent Indemnitee has been partially successful.

          SECTION 7. Determination of Entitlement to Indemnification.

          Upon written request by Indemnitee for indemnification pursuant to
Section 3 or Section 4 , the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the shareholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by an Illinois state court judge of the Circuit Court of Cook County, Chancery Division, or such other person as such judge shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

          SECTION 8. Presumptions and Effect of Certain Proceedings.

          The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or
Section 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

          SECTION 9. Advancement of Expenses and Costs.

          All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding or investigation (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by the Company in advance of the final disposition of such action, suit, proceeding or investigation at the request of Indemnitee within twenty
(20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Company's obligation to provide an Expense Advance is subject to the following conditions: (a) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of, or in any other capacity on behalf of, the Company or any Related Company, then the Indemnitee or his representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (b) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (c) Indemnitee shall furnish, upon request by the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

          SECTION 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

          In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to
Section 7 or 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Illinois or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Company shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or 8 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

          SECTION 11.    Other Rights to Indemnification.

          The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or the Charter, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

          SECTION 12.    Counsel Fees and Other Expenses to Enforce Agreement.

          In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him. Indemnitee shall be entitled to select his own counsel; provided, however, that the Company may elect to hire a counsel to represent Indemnitee together with other similarly situated individuals, but only if such joint representation does not, in the reasonable discretion of Indemnitee, create any conflict of interest.

          SECTION 13.    Duration of Agreement.

          This Agreement shall continue until and terminate upon the later of
(a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 1, 3 or 4 or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

          SECTION 14.    Severability.

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          SECTION 15.    Identical Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          SECTION 16.    Headings; Section References.

          The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. Unless otherwise specified herein, each reference herein to a Section shall be deemed a reference to a Section of this Agreement.

          SECTION 17.    Definitions.

          For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          SECTION 18.    Modification and Waiver.

          No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 19.    Mutual Acknowledgment.

          The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          SECTION 20.    Notice by Indemnitee.

          Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

          SECTION 21.    Notices.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  to Indemnitee:

               Ricky L. Lelli
               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607

          (b)  to the Company:

               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

          SECTION 22.    Other Agreements.

          This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Company and Indemnitee.

          SECTION 23.    Governing Law.

          The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


                                       ARCHIBALD CANDY CORPORATION


                                       By: /s/ Ted A. Shepherd
                                           ------------------------------------
                                       Name: Ted A. Shepherd
                                             ----------------------------------
                                       Title: President and Chief Operating
                                              Officer
                                              ---------------------------------


                                       INDEMNITEE:

                                       By: /s/ Ricky L. Lelli
                                           ------------------------------------
                                       Name: Ricky L. Lelli

                            INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT, dated as of July 2, 1997 (this "Agreement"), is by and between Archibald Candy Corporation, an Illinois corporation (the "Company"), and John W. Jordan II ("Indemnitee").

                                   WITNESSETH

          WHEREAS, highly competent persons are becoming more reluctant to serve as directors, executive officers or in other capacities of corporations that have publicly-held equity or debt unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

          WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, the shareholders of the Company have adopted the Amended and Restated By-laws of the Company (as amended, the "By-laws") providing for the indemnification of the directors, officers, agents and employees of the Company to the fullest extent permitted by the Illinois Business Corporation Act (as amended, the "Act"). The By-laws and the Act specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and the members of its Board of Directors and its executive officers with respect to indemnification of such directors and executive officers; and

          WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer of the Company, as the case may be; and

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          SECTION 1. Service by Indemnitee.

          Indemnitee agrees to serve as director of the Company and/or executive officer of the Company if so designated by the Company and appointed by the Board of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

          SECTION 2. Indemnification.

          The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Amended and Restated Articles of Incorporation of the Company (as amended, the "Charter"), the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of an Illinois corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of (a) the proposed offering by the Company of $100,000,000 of its Senior Secured Notes due 2004 (the "Notes") pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company's subsequent filing with the Securities and Exchange Commission (the "SEC") of a registration statement relating to an exchange offer for the Notes under the Securities Act and (c) any other public offerings of securities by the Company, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

          SECTION 3. Action or Proceeding Other Than an Action by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity (a "Related Company") or by reason of anything done or not done by him in any such capacity. Pursuant to this

Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized or contemplated by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 4. Actions by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any Related Company by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of
Section 16(b) of the Exchange Act or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 5. Indemnification for Costs, Charges and Expenses of Successful Party.

          Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

          SECTION 6. Partial Indemnification.

          If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or Section 4, and as a result is not entitled under Section 5 to indemnification by the Company for the total amount of reasonable Damages actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5, to the extent Indemnitee has been partially successful.

          SECTION 7. Determination of Entitlement to Indemnification.

          Upon written request by Indemnitee for indemnification pursuant to
Section 3 or Section 4 , the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the shareholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by an Illinois state court judge of the Circuit Court of Cook County, Chancery Division, or such other person as such judge shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

          SECTION 8. Presumptions and Effect of Certain Proceedings.

          The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or
Section 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

          SECTION 9. Advancement of Expenses and Costs.

          All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding or investigation (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by the Company in advance of the final disposition of such action, suit, proceeding or investigation at the request of Indemnitee within twenty
(20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Company's obligation to provide an Expense Advance is subject to the following conditions: (a) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of, or in any other capacity on behalf of, the Company or any Related Company, then the Indemnitee or his representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (b) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (c) Indemnitee shall furnish, upon request by the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

          SECTION 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

          In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 7 or 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Illinois or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Company shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of
Section 7 or 8 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

          SECTION 11.    Other Rights to Indemnification.

          The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or the Charter, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

          SECTION 12.    Counsel Fees and Other Expenses to Enforce Agreement.

          In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him. Indemnitee shall be entitled to select his own counsel; provided, however, that the Company may elect to hire a counsel to represent Indemnitee together with other similarly situated individuals, but only if such joint representation does not, in the reasonable discretion of Indemnitee, create any conflict of interest.

          SECTION 13.    Duration of Agreement.

          This Agreement shall continue until and terminate upon the later of
(a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 1, 3 or 4 or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

          SECTION 14.    Severability.

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          SECTION 15.    Identical Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          SECTION 16.    Headings; Section References.

          The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. Unless otherwise specified herein, each reference herein to a Section shall be deemed a reference to a Section of this Agreement.

          SECTION 17.    Definitions.

          For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          SECTION 18.    Modification and Waiver.

          No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 19.    Mutual Acknowledgment.

          The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          SECTION 20.    Notice by Indemnitee.

          Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

          SECTION 21.    Notices.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  to Indemnitee:

               John W. Jordan II
               The Jordan Company
               9 West 57th Street
               Suite 4000
               New York, New York 10019

          (b)  to the Company:

               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

          SECTION 22.    Other Agreements.

          This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Company and Indemnitee.

          SECTION 23.    Governing Law.

          The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


                                       ARCHIBALD CANDY CORPORATION


                                       By: /s/ Ted A. Shepherd
                                           ------------------------------------

                                       Name: Ted A. Shepherd
                                             ----------------------------------

                                       Title: President and Chief Operating
                                              Officer
                                              ---------------------------------


                                       INDEMNITEE:

                                       By: /s/ John W. Jordan II
                                           ------------------------------------

                                       Name: John W. Jordan II
                                             ----------------------------------

                            INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT, dated as of July 2, 1997 (this "Agreement"), is by and between Archibald Candy Corporation, an Illinois corporation (the "Company"), and Adam E. Max ("Indemnitee").

                                   WITNESSETH

          WHEREAS, highly competent persons are becoming more reluctant to serve as directors, executive officers or in other capacities of corporations that have publicly-held equity or debt unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

          WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, the shareholders of the Company have adopted the Amended and Restated By-laws of the Company (as amended, the "By-laws") providing for the indemnification of the directors, officers, agents and employees of the Company to the fullest extent permitted by the Illinois Business Corporation Act (as amended, the "Act"). The By-laws and the Act specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and the members of its Board of Directors and its executive officers with respect to indemnification of such directors and executive officers; and

          WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer of the Company, as the case may be; and

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          SECTION 1. Service by Indemnitee.

          Indemnitee agrees to serve as director of the Company and/or executive officer of the Company if so designated by the Company and appointed by the Board of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

          SECTION 2. Indemnification.

          The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Amended and Restated Articles of Incorporation of the Company (as amended, the "Charter"), the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of an Illinois corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of (a) the proposed offering by the Company of $100,000,000 of its Senior Secured Notes due 2004 (the "Notes") pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company's subsequent filing with the Securities and Exchange Commission (the "SEC") of a registration statement relating to an exchange offer for the Notes under the Securities Act and (c) any other public offerings of securities by the Company, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

          SECTION 3. Action or Proceeding Other Than an Action by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity (a "Related Company") or by reason of anything done or not done by him in any such capacity. Pursuant to this

Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized or contemplated by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 4. Actions by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any Related Company by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of
Section 16(b) of the Exchange Act or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 5. Indemnification for Costs, Charges and Expenses of Successful Party.

          Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

          SECTION 6. Partial Indemnification.

          If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or Section 4, and as a result is not entitled under Section 5 to indemnification by the Company for the total amount of reasonable Damages actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5, to the extent Indemnitee has been partially successful.

          SECTION 7. Determination of Entitlement to Indemnification.

          Upon written request by Indemnitee for indemnification pursuant to
Section 3 or Section 4 , the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the shareholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by an Illinois state court judge of the Circuit Court of Cook County, Chancery Division, or such other person as such judge shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

          SECTION 8. Presumptions and Effect of Certain Proceedings.

          The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or Section 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

          SECTION 9. Advancement of Expenses and Costs.

          All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding or investigation (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by the Company in advance of the final disposition of such action, suit, proceeding or investigation at the request of Indemnitee within twenty
(20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Company's obligation to provide an Expense Advance is subject to the following conditions: (a) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of, or in any other capacity on behalf of, the Company or any Related Company, then the Indemnitee or his representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (b) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (c) Indemnitee shall furnish, upon request by the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

          SECTION 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

          In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 7 or 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Illinois or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Company shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of
Section 7 or 8 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

          SECTION 11.    Other Rights to Indemnification.

          The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or the Charter, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

          SECTION 12.    Counsel Fees and Other Expenses to Enforce Agreement.

          In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him. Indemnitee shall be entitled to select his own counsel; provided, however, that the Company may elect to hire a counsel to represent Indemnitee together with other similarly situated individuals, but only if such joint representation does not, in the reasonable discretion of Indemnitee, create any conflict of interest.

          SECTION 13.    Duration of Agreement.

          This Agreement shall continue until and terminate upon the later of
(a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 1, 3 or 4 or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

          SECTION 14.    Severability.

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          SECTION 15.    Identical Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          SECTION 16.    Headings; Section References.

          The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. Unless otherwise specified herein, each reference herein to a Section shall be deemed a reference to a Section of this Agreement.

          SECTION 17.    Definitions.

          For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          SECTION 18.    Modification and Waiver.

          No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 19.    Mutual Acknowledgment.

          The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          SECTION 20.    Notice by Indemnitee.

          Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

          SECTION 21.    Notices.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  to Indemnitee:

               Adam E. Max
               The Jordan Company
               9 West 57th Street
               Suite 4000
               New York, New York 10019

          (b)  to the Company:

               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

          SECTION 22.    Other Agreements.

          This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Company and Indemnitee.

          SECTION 23.    Governing Law.

          The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


                                       ARCHIBALD CANDY CORPORATION


                                       By: /s/ Ted A. Shepherd
                                           ------------------------------------

                                       Name: Ted A. Shepherd
                                             ----------------------------------

                                       Title: President and Chief Operating
                                              Officer
                                              ---------------------------------


                                       INDEMNITEE:

                                       By: /s/ Adam E. Max
                                           ------------------------------------

                                       Name: Adam E. Max
                                             ----------------------------------

                            INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT, dated as of July 2, 1997 (this "Agreement"), is by and between Archibald Candy Corporation, an Illinois corporation (the "Company"), and Jeffrey Rosen ("Indemnitee").

                                   WITNESSETH

          WHEREAS, highly competent persons are becoming more reluctant to serve as directors, executive officers or in other capacities of corporations that have publicly-held equity or debt unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

          WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, the shareholders of the Company have adopted the Amended and Restated By-laws of the Company (as amended, the "By-laws") providing for the indemnification of the directors, officers, agents and employees of the Company to the fullest extent permitted by the Illinois Business Corporation Act (as amended, the "Act"). The By-laws and the Act specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and the members of its Board of Directors and its executive officers with respect to indemnification of such directors and executive officers; and

          WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer of the Company, as the case may be; and

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          SECTION 1. Service by Indemnitee.

          Indemnitee agrees to serve as director of the Company and/or executive officer of the Company if so designated by the Company and appointed by the Board of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

          SECTION 2. Indemnification.

          The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Amended and Restated Articles of Incorporation of the Company (as amended, the "Charter"), the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of an Illinois corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of (a) the proposed offering by the Company of $100,000,000 of its Senior Secured Notes due 2004 (the "Notes") pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company's subsequent filing with the Securities and Exchange Commission (the "SEC") of a registration statement relating to an exchange offer for the Notes under the Securities Act and (c) any other public offerings of securities by the Company, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

          SECTION 3. Action or Proceeding Other Than an Action by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity (a "Related Company") or by reason of anything done or not done by him in any such capacity. Pursuant to this

Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized or contemplated by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 4. Actions by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any Related Company by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of
Section 16(b) of the Exchange Act or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 5. Indemnification for Costs, Charges and Expenses of Successful Party.

          Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

          SECTION 6. Partial Indemnification.

          If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or Section 4, and as a result is not entitled under Section 5 to indemnification by the Company for the total amount of reasonable Damages actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5, to the extent Indemnitee has been partially successful.

          SECTION 7. Determination of Entitlement to Indemnification.

          Upon written request by Indemnitee for indemnification pursuant to
Section 3 or Section 4 , the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the shareholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by an Illinois state court judge of the Circuit Court of Cook County, Chancery Division, or such other person as such judge shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

          SECTION 8. Presumptions and Effect of Certain Proceedings.

          The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or Section 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

          SECTION 9. Advancement of Expenses and Costs.

          All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding or investigation (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by the Company in advance of the final disposition of such action, suit, proceeding or investigation at the request of Indemnitee within twenty
(20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Company's obligation to provide an Expense Advance is subject to the following conditions: (a) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of, or in any other capacity on behalf of, the Company or any Related Company, then the Indemnitee or his representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (b) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (c) Indemnitee shall furnish, upon request by the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

          SECTION 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

          In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 7 or 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Illinois or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Company shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of
Section 7 or 8 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

          SECTION 11.    Other Rights to Indemnification.

          The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or the Charter, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

          SECTION 12.    Counsel Fees and Other Expenses to Enforce Agreement.

          In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him. Indemnitee shall be entitled to select his own counsel; provided, however, that the Company may elect to hire a counsel to represent Indemnitee together with other similarly situated individuals, but only if such joint representation does not, in the reasonable discretion of Indemnitee, create any conflict of interest.

          SECTION 13.    Duration of Agreement.

          This Agreement shall continue until and terminate upon the later of
(a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 1, 3 or 4 or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

          SECTION 14.    Severability.

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          SECTION 15.    Identical Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          SECTION 16.    Headings; Section References.

          The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. Unless otherwise specified herein, each reference herein to a Section shall be deemed a reference to a Section of this Agreement.

          SECTION 17.    Definitions.

          For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          SECTION 18.    Modification and Waiver.

          No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 19.    Mutual Acknowledgment.

          The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          SECTION 20.    Notice by Indemnitee.

          Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

          SECTION 21.    Notices.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  to Indemnitee:

               Jeffrey Rosen
               O'Melveny & Meyers
               Citicorp Center
               153 East 153rd Street, 54th Floor
               New York, New York 10022

          (b)  to the Company:

               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

          SECTION 22.    Other Agreements.

          This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Company and Indemnitee.

          SECTION 23.    Governing Law.

          The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


                                       ARCHIBALD CANDY CORPORATION


                                       By: /s/ Ted A. Shepherd
                                           ------------------------------------

                                       Name: Ted A. Shepherd
                                             ----------------------------------

                                       Title: President and Chief Operating
                                              Officer
                                              ---------------------------------


                                       INDEMNITEE:

                                       By: /s/ Jeffrey Rosen
                                           ------------------------------------

                                       Name: Jeffrey Rosen
                                             ----------------------------------

                            INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT, dated as of July 2, 1997 (this "Agreement"), is by and between Archibald Candy Corporation, an Illinois corporation (the "Company"), and Robert A. Schmitz ("Indemnitee").

                                   WITNESSETH

          WHEREAS, highly competent persons are becoming more reluctant to serve as directors, executive officers or in other capacities of corporations that have publicly-held equity or debt unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

          WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, the shareholders of the Company have adopted the Amended and Restated By-laws of the Company (as amended, the "By-laws") providing for the indemnification of the directors, officers, agents and employees of the Company to the fullest extent permitted by the Illinois Business Corporation Act (as amended, the "Act"). The By-laws and the Act specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and the members of its Board of Directors and its executive officers with respect to indemnification of such directors and executive officers; and

          WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer of the Company, as the case may be; and

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          SECTION 1. Service by Indemnitee.

          Indemnitee agrees to serve as director of the Company and/or executive officer of the Company if so designated by the Company and appointed by the Board of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

          SECTION 2. Indemnification.

          The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Amended and Restated Articles of Incorporation of the Company (as amended, the "Charter"), the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of an Illinois corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of (a) the proposed offering by the Company of $100,000,000 of its Senior Secured Notes due 2004 (the "Notes") pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company's subsequent filing with the Securities and Exchange Commission (the "SEC") of a registration statement relating to an exchange offer for the Notes under the Securities Act and (c) any other public offerings of securities by the Company, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

          SECTION 3. Action or Proceeding Other Than an Action by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity (a "Related Company") or by reason of anything done or not done by him in any such capacity. Pursuant to this

Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized or contemplated by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 4. Actions by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any Related Company by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of
Section 16(b) of the Exchange Act or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 5. Indemnification for Costs, Charges and Expenses of Successful Party.

          Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

          SECTION 6. Partial Indemnification.

          If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or Section 4, and as a result is not entitled under Section 5 to indemnification by the Company for the total amount of reasonable Damages actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5, to the extent Indemnitee has been partially successful.

          SECTION 7. Determination of Entitlement to Indemnification.

          Upon written request by Indemnitee for indemnification pursuant to
Section 3 or Section 4 , the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the shareholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by an Illinois state court judge of the Circuit Court of Cook County, Chancery Division, or such other person as such judge shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

          SECTION 8. Presumptions and Effect of Certain Proceedings.

          The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or Section 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

          SECTION 9. Advancement of Expenses and Costs.

          All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding or investigation (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by the Company in advance of the final disposition of such action, suit, proceeding or investigation at the request of Indemnitee within twenty
(20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Company's obligation to provide an Expense Advance is subject to the following conditions: (a) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of, or in any other capacity on behalf of, the Company or any Related Company, then the Indemnitee or his representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (b) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (c) Indemnitee shall furnish, upon request by the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

          SECTION 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

          In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 7 or 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Illinois or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Company shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of
Section 7 or 8 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

          SECTION 11.    Other Rights to Indemnification.

          The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or the Charter, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

          SECTION 12.    Counsel Fees and Other Expenses to Enforce Agreement.

          In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him. Indemnitee shall be entitled to select his own counsel; provided, however, that the Company may elect to hire a counsel to represent Indemnitee together with other similarly situated individuals, but only if such joint representation does not, in the reasonable discretion of Indemnitee, create any conflict of interest.

          SECTION 13.    Duration of Agreement.

          This Agreement shall continue until and terminate upon the later of
(a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 1, 3 or 4 or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

          SECTION 14.    Severability.

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          SECTION 15.    Identical Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          SECTION 16.    Headings; Section References.

          The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. Unless otherwise specified herein, each reference herein to a Section shall be deemed a reference to a Section of this Agreement.

          SECTION 17.    Definitions.

          For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          SECTION 18.    Modification and Waiver.

          No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 19.    Mutual Acknowledgment.

          The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          SECTION 20.    Notice by Indemnitee.

          Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

          SECTION 21.    Notices.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  to Indemnitee:

               Robert A. Schmitz
               TCW Capital
               200 Park Avenue, 22nd Floor
               New York, New York, 10166-0228

          (b)  to the Company:

               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

          SECTION 22.    Other Agreements.

          This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Company and Indemnitee.

          SECTION 23.    Governing Law.

          The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


                                       ARCHIBALD CANDY CORPORATION


                                       By: /s/ Ted A. Shepherd
                                           ------------------------------------

                                       Name: Ted A. Shepherd
                                             ----------------------------------

                                       Title: President and Chief Operating
                                              Officer
                                              ---------------------------------


                                       INDEMNITEE:

                                       By: /s/ Robert A. Schmitz
                                           ------------------------------------

                                       Name: Robert A. Schmitz
                                             ----------------------------------

                            INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT, dated as of July 2, 1997 (this "Agreement"), is by and between Archibald Candy Corporation, an Illinois corporation (the "Company"), and Thomas H. Quinn ("Indemnitee").

                                   WITNESSETH

          WHEREAS, highly competent persons are becoming more reluctant to serve as directors, executive officers or in other capacities of corporations that have publicly-held equity or debt unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

          WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, the shareholders of the Company have adopted the Amended and Restated By-laws of the Company (as amended, the "By-laws") providing for the indemnification of the directors, officers, agents and employees of the Company to the fullest extent permitted by the Illinois Business Corporation Act (as amended, the "Act"). The By-laws and the Act specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and the members of its Board of Directors and its executive officers with respect to indemnification of such directors and executive officers; and

          WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer of the Company, as the case may be; and

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          SECTION 1. Service by Indemnitee.

          Indemnitee agrees to serve as director of the Company and/or executive officer of the Company if so designated by the Company and appointed by the Board of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

          SECTION 2. Indemnification.

          The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Amended and Restated Articles of Incorporation of the Company (as amended, the "Charter"), the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of an Illinois corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of (a) the proposed offering by the Company of $100,000,000 of its Senior Secured Notes due 2004 (the "Notes") pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company's subsequent filing with the Securities and Exchange Commission (the "SEC") of a registration statement relating to an exchange offer for the Notes under the Securities Act and (c) any other public offerings of securities by the Company, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

          SECTION 3. Action or Proceeding Other Than an Action by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity (a "Related Company") or by reason of anything done or not done by him in any such capacity. Pursuant to this

Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized or contemplated by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 4. Actions by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any Related Company by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of
Section 16(b) of the Exchange Act or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 5. Indemnification for Costs, Charges and Expenses of Successful Party.

          Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

          SECTION 6. Partial Indemnification.

          If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or Section 4, and as a result is not entitled under Section 5 to indemnification by the Company for the total amount of reasonable Damages actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5, to the extent Indemnitee has been partially successful.

          SECTION 7. Determination of Entitlement to Indemnification.

          Upon written request by Indemnitee for indemnification pursuant to
Section 3 or Section 4 , the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the shareholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by an Illinois state court judge of the Circuit Court of Cook County, Chancery Division, or such other person as such judge shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

          SECTION 8. Presumptions and Effect of Certain Proceedings.

          The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or
Section 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

          SECTION 9. Advancement of Expenses and Costs.

          All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding or investigation (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by the Company in advance of the final disposition of such action, suit, proceeding or investigation at the request of Indemnitee within twenty
(20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Company's obligation to provide an Expense Advance is subject to the following conditions: (a) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of, or in any other capacity on behalf of, the Company or any Related Company, then the Indemnitee or his representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (b) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (c) Indemnitee shall furnish, upon request by the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

          SECTION 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

          In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 7 or 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Illinois or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Company shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of
Section 7 or 8 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

          SECTION 11.    Other Rights to Indemnification.

          The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or the Charter, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

          SECTION 12.    Counsel Fees and Other Expenses to Enforce Agreement.

          In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him. Indemnitee shall be entitled to select his own counsel; provided, however, that the Company may elect to hire a counsel to represent Indemnitee together with other similarly situated individuals, but only if such joint representation does not, in the reasonable discretion of Indemnitee, create any conflict of interest.

          SECTION 13.    Duration of Agreement.

          This Agreement shall continue until and terminate upon the later of
(a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 1, 3 or 4 or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

          SECTION 14.    Severability.

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          SECTION 15.    Identical Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          SECTION 16.    Headings; Section References.

          The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. Unless otherwise specified herein, each reference herein to a Section shall be deemed a reference to a Section of this Agreement.

          SECTION 17.    Definitions.

          For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          SECTION 18.    Modification and Waiver.

          No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 19.    Mutual Acknowledgment.

          The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          SECTION 20.    Notice by Indemnitee.

          Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

          SECTION 21.    Notices.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  to Indemnitee:

               Thomas H. Quinn
               Archibald Candy Corporation
               c/o The Jordan Company
               Arborlake Center
               1751 Lake Cook Road, Suite 550
               Deerfield, Illinois 60015

          (b)  to the Company:

               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

          SECTION 22.    Other Agreements.

          This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Company and Indemnitee.

          SECTION 23.    Governing Law.

          The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


                                       ARCHIBALD CANDY CORPORATION


                                       By: /s/ Ted A. Shepherd
                                           ------------------------------------
                                       Name: Ted A. Shepherd
                                             ----------------------------------
                                       Title: President and Chief Operating
                                              Officer
                                              ---------------------------------

                                       INDEMNITEE:

                                       By: /s/ Thomas H. Quinn
                                           ------------------------------------
                                       Name: Thomas H. Quinn

                            INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT, dated as of July 2, 1997 (this "Agreement"), is by and between Archibald Candy Corporation, an Illinois corporation (the "Company"), and Ted A. Shepherd ("Indemnitee").

                                   WITNESSETH

          WHEREAS, highly competent persons are becoming more reluctant to serve as directors, executive officers or in other capacities of corporations that have publicly-held equity or debt unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

          WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, the shareholders of the Company have adopted the Amended and Restated By-laws of the Company (as amended, the "By-laws") providing for the indemnification of the directors, officers, agents and employees of the Company to the fullest extent permitted by the Illinois Business Corporation Act (as amended, the "Act"). The By-laws and the Act specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and the members of its Board of Directors and its executive officers with respect to indemnification of such directors and executive officers; and

          WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer of the Company, as the case may be; and

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          SECTION 1. Service by Indemnitee.

          Indemnitee agrees to serve as director of the Company and/or executive officer of the Company if so designated by the Company and appointed by the Board of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

          SECTION 2. Indemnification.

          The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Amended and Restated Articles of Incorporation of the Company (as amended, the "Charter"), the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of an Illinois corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of (a) the proposed offering by the Company of $100,000,000 of its Senior Secured Notes due 2004 (the "Notes") pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company's subsequent filing with the Securities and Exchange Commission (the "SEC") of a registration statement relating to an exchange offer for the Notes under the Securities Act and (c) any other public offerings of securities by the Company, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

          SECTION 3. Action or Proceeding Other Than an Action by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity (a "Related Company") or by reason of anything done or not done by him in any such capacity. Pursuant to this

Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized or contemplated by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 4. Actions by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any Related Company by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of
Section 16(b) of the Exchange Act or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 5. Indemnification for Costs, Charges and Expenses of Successful Party.

          Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

          SECTION 6. Partial Indemnification.

          If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or Section 4, and as a result is not entitled under Section 5 to indemnification by the Company for the total amount of reasonable Damages actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5, to the extent Indemnitee has been partially successful.

          SECTION 7. Determination of Entitlement to Indemnification.

          Upon written request by Indemnitee for indemnification pursuant to
Section 3 or Section 4 , the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the shareholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by an Illinois state court judge of the Circuit Court of Cook County, Chancery Division, or such other person as such judge shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

          SECTION 8. Presumptions and Effect of Certain Proceedings.

          The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or Section 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

          SECTION 9. Advancement of Expenses and Costs.

          All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding or investigation (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by the Company in advance of the final disposition of such action, suit, proceeding or investigation at the request of Indemnitee within twenty
(20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Company's obligation to provide an Expense Advance is subject to the following conditions: (a) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of, or in any other capacity on behalf of, the Company or any Related Company, then the Indemnitee or his representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (b) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (c) Indemnitee shall furnish, upon request by the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

          SECTION 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

          In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 7 or 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Illinois or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Company shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of
Section 7 or 8 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

          SECTION 11.    Other Rights to Indemnification.

          The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or the Charter, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

          SECTION 12.    Counsel Fees and Other Expenses to Enforce Agreement.

          In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him. Indemnitee shall be entitled to select his own counsel; provided, however, that the Company may elect to hire a counsel to represent Indemnitee together with other similarly situated individuals, but only if such joint representation does not, in the reasonable discretion of Indemnitee, create any conflict of interest.

          SECTION 13.    Duration of Agreement.

          This Agreement shall continue until and terminate upon the later of
(a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 1, 3 or 4 or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

          SECTION 14.    Severability.

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          SECTION 15.    Identical Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          SECTION 16.    Headings; Section References.

          The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. Unless otherwise specified herein, each reference herein to a Section shall be deemed a reference to a Section of this Agreement.

          SECTION 17.    Definitions.

          For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          SECTION 18.    Modification and Waiver.

          No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 19.    Mutual Acknowledgment.

          The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          SECTION 20.    Notice by Indemnitee.

          Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

          SECTION 21.    Notices.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  to Indemnitee:

               Ted A. Shepherd
               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607

          (b)  to the Company:

               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

          SECTION 22.    Other Agreements.

          This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Company and Indemnitee.

          SECTION 23.    Governing Law.

          The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


                                       ARCHIBALD CANDY CORPORATION


                                       By: /s/ Donna M. Snopek
                                           ------------------------------------

                                       Name: Donna M. Snopek
                                             ----------------------------------

                                       Title: Vice President -- Finance and
                                              Accounting
                                              ---------------------------------


                                       INDEMNITEE:

                                       By: /s/ Ted A. Shepherd
                                           ------------------------------------

                                       Name: Ted A. Shepherd
                                             ----------------------------------

                            INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT, dated as of July 2, 1997 (this "Agreement"), is by and between Archibald Candy Corporation, an Illinois corporation (the "Company"), and Donna M. Snopek ("Indemnitee").

                                   WITNESSETH

          WHEREAS, highly competent persons are becoming more reluctant to serve as directors, executive officers or in other capacities of corporations that have publicly-held equity or debt unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

          WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's shareholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

          WHEREAS, the shareholders of the Company have adopted the Amended and Restated By-laws of the Company (as amended, the "By-laws") providing for the indemnification of the directors, officers, agents and employees of the Company to the fullest extent permitted by the Illinois Business Corporation Act (as amended, the "Act"). The By-laws and the Act specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Company and the members of its Board of Directors and its executive officers with respect to indemnification of such directors and executive officers; and

          WHEREAS, this Agreement is being entered into as part of Indemnitee's total compensation for serving as a director and/or an executive officer of the Company, as the case may be; and

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          SECTION 1. Service by Indemnitee.

          Indemnitee agrees to serve as director of the Company and/or executive officer of the Company if so designated by the Company and appointed by the Board of Directors, and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

          SECTION 2. Indemnification.

          The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof, notwithstanding that such indemnification is not specifically authorized by this Agreement, the Amended and Restated Articles of Incorporation of the Company (as amended, the "Charter"), the Bylaws, the Act or otherwise. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule regarding the right of an Illinois corporation to indemnify a member of its board of directors or an officer, such changes, to the extent that they would expand Indemnitee's rights hereunder, shall be within the scope of Indemnitee's rights and the Company's obligations hereunder, and, to the extent that they would narrow Indemnitee's rights hereunder, shall be excluded from this Agreement; provided, however, that any change that is required by applicable laws, statutes or rules to be applied to this Agreement shall be so applied regardless of whether the effect of such change is to narrow Indemnitee's rights hereunder. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include indemnification in respect of (a) the proposed offering by the Company of $100,000,000 of its Senior Secured Notes due 2004 (the "Notes") pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company's subsequent filing with the Securities and Exchange Commission (the "SEC") of a registration statement relating to an exchange offer for the Notes under the Securities Act and (c) any other public offerings of securities by the Company, and shall not be limited to those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

          SECTION 3. Action or Proceeding Other Than an Action by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any other entity (a "Related Company") or by reason of anything done or not done by him in any such capacity. Pursuant to this

Section 3, Indemnitee shall be indemnified against reasonable costs and expenses (including, but not limited to, counsel fees, costs, judgments, penalties, fines, ERISA excise taxes, and amounts paid in settlement) (collectively, "Damages") actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized or contemplated by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 4. Actions by or in the Right of the Company.

          Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, trustee or fiduciary of any Related Company by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against Damages actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if, in the case of conduct in his official capacity with the corporation, he acted in good faith and in the Company's best interests, and in all other cases, he acted in good faith and was at least not opposed to the Company's best interests, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable for (a) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Damages as such court shall deem proper or (b) a violation of
Section 16(b) of the Exchange Act or any of the rules or regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board or a committee thereof. No indemnity pursuant to this Agreement shall be provided by the Company for Damages that have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company.

          SECTION 5. Indemnification for Costs, Charges and Expenses of Successful Party.

          Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 or 4, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all reasonable costs, charges, and expenses (including counsel fees) actually and reasonably incurred by him or on his behalf in connection therewith.

          SECTION 6. Partial Indemnification.

          If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or Section 4, and as a result is not entitled under Section 5 to indemnification by the Company for the total amount of reasonable Damages actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5, to the extent Indemnitee has been partially successful.

          SECTION 7. Determination of Entitlement to Indemnification.

          Upon written request by Indemnitee for indemnification pursuant to
Section 3 or Section 4 , the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Company by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (c) by the shareholders, but shares owned by or voted under the control of directors, including the Indemnitee, who are at the time parties to the proceeding may not be voted on the determination. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by an Illinois state court judge of the Circuit Court of Cook County, Chancery Division, or such other person as such judge shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than sixty (60) days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any Damages incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

          SECTION 8. Presumptions and Effect of Certain Proceedings.

          The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or Section 4 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

          SECTION 9. Advancement of Expenses and Costs.

          All reasonable expenses and costs incurred by Indemnitee who is party to a proceeding or investigation (including counsel fees, retainers and advances of disbursements required of Indemnitee) (collectively, the "Expense Advance") shall be paid by the Company in advance of the final disposition of such action, suit, proceeding or investigation at the request of Indemnitee within twenty
(20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith. The Company's obligation to provide an Expense Advance is subject to the following conditions: (a) if the proceeding arose in connection with Indemnitee's service as a director and/or executive officer of, or in any other capacity on behalf of, the Company or any Related Company, then the Indemnitee or his representative shall have executed and delivered to the Company an undertaking, which need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment, by or on behalf of Indemnitee to repay all Expense Advance if and to the extent that it shall ultimately be determined by a final, unappealable decision rendered by a court having jurisdiction over the parties and the question that Indemnitee is not entitled to be indemnified for such Expense Advance under this Agreement or otherwise; (b) Indemnitee shall give the Company such information and cooperation as it may reasonably request and as shall be within Indemnitee's power; and (c) Indemnitee shall furnish, upon request by the Company and if required under applicable law, a written affirmation of Indemnitee's good faith belief that any applicable standards of conduct have been met by Indemnitee. Indemnitee's entitlement to such Expense Advance shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. In the event that a claim for an Expense Advance is made hereunder and is not paid in full within twenty (20) days after written notice of such claim is delivered to the Company, Indemnitee may, but need not, at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

          SECTION 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses.

          In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 7 or 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Illinois or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Company shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of
Section 7 or 8 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable Damages actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

          SECTION 11.    Other Rights to Indemnification.

          The indemnification and advancement of expenses (including counsel fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-laws or the Charter, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

          SECTION 12.    Counsel Fees and Other Expenses to Enforce Agreement.

          In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any reasonable expenses for counsel fees and disbursements actually and reasonably incurred by him. Indemnitee shall be entitled to select his own counsel; provided, however, that the Company may elect to hire a counsel to represent Indemnitee together with other similarly situated individuals, but only if such joint representation does not, in the reasonable discretion of Indemnitee, create any conflict of interest.

          SECTION 13.    Duration of Agreement.

          This Agreement shall continue until and terminate upon the later of
(a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 1, 3 or 4 or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

          SECTION 14.    Severability.

          If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          SECTION 15.    Identical Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

          SECTION 16.    Headings; Section References.

          The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. Unless otherwise specified herein, each reference herein to a Section shall be deemed a reference to a Section of this Agreement.

          SECTION 17.    Definitions.

          For purposes of this Agreement:

          (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

          (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

          SECTION 18.    Modification and Waiver.

          No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          SECTION 19.    Mutual Acknowledgment.

          The Company and Indemnitee acknowledge that, in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the SEC has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Furthermore, Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

          SECTION 20.    Notice by Indemnitee.

          Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

          SECTION 21.    Notices.

          All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

          (a)  to Indemnitee:

               Donna M. Snopek
               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607

          (b)  to the Company:

               Archibald Candy Corporation
               1137 West Jackson Boulevard
               Chicago, Illinois 60607
               Attention: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

          SECTION 22.    Other Agreements.

          This Agreement restates and supersedes, but does not limit or negate, any indemnification, rights or interests of Indemnitee under any prior agreements between the Company and Indemnitee.

          SECTION 23.    Governing Law.

          The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


                                       ARCHIBALD CANDY CORPORATION


                                       By: /s/ Ted A. Shepherd
                                           ------------------------------------

                                       Name: Ted A. Shepherd
                                             ----------------------------------

                                       Title: President and Chief Operating
                                              Officer
                                              ---------------------------------


                                       INDEMNITEE:

                                       By: /s/ Donna M. Snopek
                                           ------------------------------------

                                       Name: Donna M. Snopek
                                             ----------------------------------